SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 30, 2007

                                    MBIA INC.
             (Exact name of registrant as specified in its charter)

            Connecticut                     1-9583             06-1185706
  (State or other jurisdiction of  (Commission File Number)  (IRS Employer
           incorporation)                                   Identification No.)

             113 King Street,
             Armonk, New York                                 10504
(Addresses of principal executive offices)                 (Zip Code)

               Registrant's telephone number, including area code:
                                  914-273-4545

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))





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Item 8.01.  OTHER EVENTS.

The following information, including the Exhibit to this Form 8-K, is being furnished pursuant to Item 8.01 - Other Events of Form 8-K.

MBIA Inc. ("MBIA") announced on April 2, 2007 that its wholly owned subsidiary, MBIA Insurance Corporation ("MBIA Corp."), has reached an agreement with Royal Indemnity Company ("Royal") to settle its outstanding litigation against Royal related to Student Finance Corporation ("SFC"). In July 2002, MBIA Corp., together with Wells Fargo Bank N.A. in its capacity as trustee, filed suit in Delaware federal district court against Royal to enforce insurance policies that Royal issued guaranteeing vocational loans originated by SFC. MBIA Corp. insured eight securitizations that were collateralized by the SFC vocational student loans guaranteed by Royal.

The amount payable by Royal under the terms of the settlement will be sufficient to repay the approximately $362 million of outstanding par amount of the bonds insured by MBIA as well as to reimburse MBIA for a portion of the claims that MBIA has paid to date under its insurance policies. As a result of the settlement, MBIA will incur approximately $20 million in losses in the first quarter. The loss represents a reduction to MBIA's expected recoveries for claims it has paid to date under its policies and will be covered by MBIA's unallocated loss reserves.

The District Court in Delaware entered a final judgment in the case implementing the settlement on March 30, 2007.

A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference to this Item 8.01 as if fully set forth herein.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

99.1     Press Release issued by MBIA Inc. dated April 2, 2007.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MBIA INC.



                                By: /s/  Ram D. Wertheim
                                    Ram D. Wertheim
                                    General Counsel

Date: April 2, 2007


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                   EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
                               Dated April 2, 2007


Exhibit 99.1        Press Release issued by MBIA Inc. dated April 2, 2007.